UNITED  STATES
                      SECURITIES  AND  EXCHANGE  COMMISSION

                             WASHINGTON,  DC  20549


                                    FORM  8-K

                                 CURRENT  REPORT

                  PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                       SECURITIES  EXCHANGE  ACT  OF  1934



   DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED): SEPTEMBER 15, 1998


                       NATIONSBANK AUTO OWNER TRUST 1996-A
                       -----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


 UNITED STATES
 OF AMERICA               333-03557-03               56-6486468
 ----------               ------------               ----------
 (STATE OR OTHER          (COMMISSION FILE           (IRS EMPLOYER
 JURISDICTION OF          NUMBER)                    IDENTIFICATION NO.)
 INCORPORATION


                           NATIONSBANK AUTO OWNER TRUST 1996-A
                               TRANSAMERICA SQUARE
                                  NC1-021-03-07
                             401 NORTH TRYON STREET
                        CHARLOTTE, NORTH CAROLINA  28255
                                 (704) 386-5000


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

     REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (704)  386-5000

ITEM  5.               OTHER  EVENTS
                       -------------

          THE  REGISTRANT  HEREBY  INCORPORATES  BY  REFERENCE  THE  INFORMATION
          CONTAINED  IN  EXHIBIT  99 HERETO  IN  RESPONSE  TO  THIS  ITEM 5.


ITEM  7.               FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
                       ---------------------------------------------------------
                       EXHIBITS
                       -------

(C)     EXHIBITS

99               MONTHLY  SERVICERS  CERTIFICATE  FOR  NATIONSBANK,  N.A.
                 NATIONSBANK  AUTO  OWNER  TRUST  1996-A

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                       NATIONSBANK AUTO OWNER TRUST 1996-A
                       -----------------------------------
                                   (REGISTRANT)



DATED:   September 29, 1998                BY:  /S/  SUZANNE  W.  CASTLEBERRY
                                                -----------------------------
                                         		NAME:     SUZANNE  W.  CASTLEBERRY
                                           TITLE:    VICE  PRESIDENT
                                                     NATIONSBANK,  N.A.
                                                    (DULY AUTHORIZED OFFICER)

                                INDEX TO EXHIBITS
                                -----------------


EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99          MONTHLY  SERVICERS  CERTIFICATE  FOR  NATIONSBANK,  N.A.
            NATIONSBANK  AUTO  OWNER  TRUST  1996-A


                              MONTHLY SERVICERS CERTIFICATE
                               SERVICER: NATIONSBANK, N.A.
                           NATIONSBANK AUTO OWNER TRUST 1996-A





                                                  Collection Period          August 1998
                                                      Determination Date          9/8/98
                                                           Deposit Date          9/14/98
                                                      Distribution Date          9/15/98


POOL BALANCE

Pool Balance on the close of the last day of the preceding               633,475,120.81
Collection Period
Less:  Collections and Liquidation Proceeds allocable to Principal        36,794,988.04
Purchase Amount allocable to Principal                                             0.00
Realized Losses                                                              939,086.73
                                                                       -----------------
Pool Balance on the close of the last day of the Collection Period       595,741,046.04
Collections allocable to Principal received from Collection Period up to and including  the Second Business Day immediately
 preceding the  Current Determination Date                                 4,660,034.79
                                                                       -----------------
Pool Balance as of the Second Business Day immediately preceding
the Current Determination Date                                           591,081,011.25
Original Pool Balance                                                  2,136,187,667.91
Pool Factor                                                                  27.6699009%




Portfolio Balances and Pool Factors
                                     Beginning              End
                                     of Period        of Period
                                     ---------        ---------


Class A-1 Note Balance                        -               -
Class A-1 Pool Factor                 0.0000000       0.0000000
Class A-2 Note Balance                        -               -
Class A-2 Pool Factor                 0.0000000       0.0000000
Class A-3 Note Balance           280,047,657.95  245,168,343.34
Class A-3 Pool Factor                 0.6123629       0.5360945
Class A-4 Note Balance           175,000,000.00  175,000,000.00
Class A-4 Pool Factor                 1.0000000       1.0000000
Class B-1 Certificate Balance     96,129,000.00   96,129,000.00
Class B-1 Pool Factor                 1.0000000       1.0000000
Class B-2 Certificate Balance     74,783,667.91   74,783,667.91
Class B-2 Pool Factor                 1.0000000       1.0000000

Weighted Average Coupon                              10.3491000%
Weighted Average Original Term                            62.03
Weighted Average Remaining Term                           27.33






COLLECTIONS
Interest:
Collections and Liquidation Proceeds allocable to interest            5,265,382.41
Recoveries                                                              126,108.76
Purchase Amount allocable to Interest                                         0.00
                                                                     -------------
Total Interest Collections                                            5,391,491.17
Advances for the related Distribution Date                              985,295.87
Less:  Outstanding Advances to be reimbursed                            808,029.12
                                                                     -------------
Available Interest                                                    5,568,757.92

Principal:
Collections and Liquidation Proceeds allocable to Principal
 (for the Collection Period)                                         36,794,988.04
Purchase Amount allocable to Principal  (for the Collection                   0.00
Period) Collections allocable to Principal received up to
 and including the immediately preceding the Current
   Determination Date                                                 4,660,034.79
Less:   Prior Month Collections allocable to Principal up to and
   including the Second Business Day immediately preceding the
   Current Determination Date                                         7,514,794.95
                                                                     -------------
Available Principal                                                  33,940,227.88

Available Funds                                                      39,508,985.80
Regular Principal (equals Available Principal plus Realized Losses)  34,879,314.61



REQUIRED DISTRIBUTABLE AMOUNTS
Reimbursement of Outstanding Advances on Defaulted Receivables           49,103.63
Servicing Fee (inc. unpaid amount from prior periods)                   527,895.93
Noteholder Amounts
Class A-1 Monthly Interest                                                    0.00
Class A-1 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                         0.00

Class A-2 Monthly Interest                                                    0.00
Class A-2 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                         0.00

Class A-3 Monthly Interest                                            1,487,753.18
Class A-3 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                 1,487,753.18

Class A-4 Monthly Interest                                              966,145.83
Class A-4 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                   966,145.83

Total Accrued Note Interest                                           2,453,899.01

Class A-1 Monthly Principal                                                   0.00
Class A-1 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Class A-2 Monthly Principal                                                   0.00
Class A-2 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Class A-3 Monthly Principal                                          34,879,314.61
Class A-3 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                34,879,314.61

Class A-4 Monthly Principal                                                   0.00
Class A-4 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Total Noteholders' Principal Payment Amount                          34,879,314.61

Certificateholder Amounts
Class B-1 Monthly Interest                                              540,725.63
Class B-1 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                   540,725.63

Class B-2 Monthly Interest                                              428,448.10
Class B-2 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                   428,448.10

Total Accrued Certificate Interest                                      969,173.73

Class B-1 Monthly Principal                                                   0.00
Class B-1 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Class B-2 Monthly Principal                                                   0.00
Class B-2 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Total Certificateholders' Principal Distribution Amount                       0.00

Total required distributable amount                                  38,879,386.91
Less: Total Available Funds                                          39,508,985.80
                                                                     -------------
Net Available Funds   (Shortfall) Excess                                629,598.89
Withdrawal from Reserve Account (If Shortfall)                                0.00
Deposit to Reserve Account (If Excess)                                  629,598.89


DISTRIBUTIONS
Deposit to the Collection Account
Available Interest                                                    5,568,757.92
Available Principal                                                  33,940,227.88
Withdrawal from Reserve Account                                               0.00
Less:  Amounts to be withheld by Servicer
  a)   Reimbursement of Outstanding Advances on
         Defaulted Receivables                                           49,103.63
  b)   Servicing Fee                                                    527,895.93
                                                                     -------------
Net Deposit to Collection Account                                    38,931,986.24

Deposit to Note Payment Account
Class A-1 Interest Distribution                                               0.00
Class A-2 Interest Distribution                                               0.00
Class A-3 Interest Distribution                                       1,487,753.18
Class A-4 Interest Distribution                                         966,145.83
Class A-1 Principal Distribution                                              0.00
Class A-2 Principal Distribution                                              0.00
Class A-3 Principal Distribution                                     34,879,314.61
Class A-4 Principal Distribution                                              0.00
                                                                     -------------
Total Deposit to Note Payment Account                                37,333,213.62

Deposit to Certificate Distribution Account
Class B-1 Interest Distribution                                         540,725.63
Class B-2 Interest Distribution                                         428,448.10
Class B-1 Principal Distribution                                              0.00
Class B-2 Principal Distribution                                              0.00
                                                                     -------------
Total Deposit to Certificate Distribution Account                       969,173.73

Deposit to Reserve Account                                              629,598.89



SPECIFIED  RESERVE  ACCOUNT  BALANCE
GREATER  OF:


(I) Sum of:
(a) Percentage applicable times                                                   4.00%
      Pool Balance as of the last day of the prior Collection
      Period less Principal collected up to and including the
      second Business Day preceding the most recent
     Determination Date                                                 591,081,011.25    23,643,240.45
                                                                        ---------------
      and,
(b) Specified Interest Reserve Amount  (Three months                                       2,907,521.17
                                                                                         ---------------
          interest on the Certificates if Notes are Outstanding)                          26,550,761.62
       and
(II) Lesser of:
(a) $26,702,346.                                                                          26,702,346.00
      and
(b) Aggregate outstanding Note Principal Balance and
      Aggregate sum of Certificate Balances                                              591,081,011.25

Specified Reserve Account Balance                                                         26,702,346.00

RESERVE ACCOUNT RECONCILIATION
Beginning Balance  (Initial Balance is 2.5% of Original Pool
 Balance)                                                                                 27,945,934.20
Deposit from Available Interest and Available Principal                                      629,598.89
Investment Earnings                                                                          168,144.73
Less:
Accrued and unpaid Servicing Fees                                                                     0
Amounts to be distributed to Securityholders'                                                      0.00
                                                                                         ---------------
Balance                                                                                   28,743,677.82
Less: Withdrawal by holder of Contingent Payment Right of
     Excess of Reserve Account Balance Over Specified Reserve
     Account Balance                                                                       2,041,331.82
                                                                                         ---------------
Ending Balance                                                                            26,702,346.00


Interest Reserve Amount                                                                    2,907,521.17
Available Reserve Amount                                                                  23,794,824.83

INSTRUCTIONS TO THE TRUSTEE

Amount to be deposited from the Collection Account into
the NotePayment Account                                                                   37,333,213.62

Amount to be deposited from the Collection Account into the
Certificate  Distribution Account                                                            969,173.73

Amount to be deposited from the Collection Account into the
Reserve Account                                                                              629,598.89

Amount to be deposited from the Reserve Account to the account of the
  holder of the Contingent Payment Right                                                   2,041,331.82

Amount to be deposited from the Reserve Account into the
       Collection Account                                                                          0.00

NET LOSS AND DELINQUENCY ACTIVITY

Realized Losses                                                                              939,086.73
Net Loss Ratio (annualized)
For the current Collection Period                                                                  1.59%
For the preceding Collection Period                                                                1.43%
For the second preceding Collection Period                                                         1.19%
                                                                                         ---------------
Average Net Loss Ratio (Specified Reserve Account
Balance increases if greater than 1.50%)                                                           1.40%

Delinquency Analysis
                                                                            Number of        Principal
                                                                              Loans            Balance
                                                                        ---------------  ---------------
   30 to 59 days past due                                                         2368    19,074,109.15
   60 to 89 days past due                                                          548     4,557,302.91
   90 or more days past due                                                        419     3,730,241.16
                                                                        ---------------  ---------------
Total                                                                             3335    27,361,653.22

Collateral Repossessed and Held by the Trust (included in above
Delinquency Amounts)                                                               238     2,069,424.22


Delinquency Ratio including Repossessions
For the current Collection Period                                                                  1.39%
For the preceding Collection Period                                                                1.15%
For the second preceding Collection Period                                                         1.05%
                                                                                         ---------------
Average Delinquency Ratio (Specified Reserve Account
Balance increases if greater than 1.25%)                                                           1.20%

Loss and Delinquency Trigger Indicator                                                               NO

Equity Percentage                                                                                 33.43%

Repurchased Receivables                                                                            0.00